UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/21/2009

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
001-33527	BWAY HOLDING COMPANY Delaware 8607 Roberts Drive Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	55-0800054
001-12415	BWAY CORPORATION Delaware 8607 Roberts Drive Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	36-3624491

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of May 21, 2009, Thomas K. Linton resigned as Senior Vice-President of BWAY Holding Company and BWAY Corporation (collectively, the "Company") and as President and Chief Operating Officer of the Company's NAMPAC Division.

The Company and Mr. Linton are currently negotiating the terms of Mr. Linton's departure. The Company will amend this Form 8-K, as applicable, to provide a brief description of the terms and conditions of any arrangement and the amounts payable to Mr. Linton thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY HOLDING COMPANY

Date: May 27, 2009	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice-President and Chief Financial Officer